UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21529
                                                     ---------

                    The Gabelli Global Utility & Income Trust
               -------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
               -------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2007
                                            ------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                  [LOGO]
                                                                  THE GABELLI
                                                                  GLOBAL UTILITY
                                                                  & INCOME TRUST

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST

                                  Annual Report
                               December 31, 2007

TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2007.

COMPARATIVE RESULTS

--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2007 (a)
              ----------------------------------------------------

                                                                       Since
                                                                     Inception
                                         Quarter   1 Year   3 Year   (05/28/04)
                                         -------   ------   ------   ----------
GABELLI GLOBAL UTILITY & INCOME TRUST
   NAV TOTAL RETURN (b) ..............    3.08%    10.46%   13.39%    15.09%
   INVESTMENT TOTAL RETURN (c) .......    7.20     11.29    13.02     11.13
S&P 500 Utilities Index ..............    7.55     19.38    19.06     22.16
Lipper Utility Fund Average ..........    5.10     19.53    19.14     22.14

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE S&P 500 UTILITIES INDEX IS AN UNMANAGED INDICATOR OF ELECTRIC AND GAS UTILITY STOCK PERFORMANCE. THE LIPPER UTILITY FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN THE NET ASSET VALUE ("NAV") PER SHARE AND REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $19.06.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE AMERICAN STOCK EXCHANGE AND REINVESTMENT OF DISTRIBUTIONS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $20.00.

--------------------------------------------------------------------------------

                                        Sincerely yours,

                                        /s/ Bruce N. Alpert

                                        Bruce N. Alpert
                                        President
February 22, 2008

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments as of December 31, 2007:

LONG POSITIONS
Energy and Utilities: Integrated .....................................    43.3%
Telecommunications ...................................................    12.1%
U.S. Government Obligations ..........................................     9.1%
Cable and Satellite ..................................................     6.2%
Energy and Utilities:
   Electric Transmission and Distribution ............................     6.2%
Energy and Utilities: Water ..........................................     5.4%
Energy and Utilities: Natural Gas Integrated .........................     3.4%
Energy and Utilities: Natural Gas Utilities ..........................     2.8%
Wireless Communications ..............................................     2.2%
Energy and Utilities: Oil ............................................     2.1%
Environmental Services ...............................................     1.8%
Diversified Industrial ...............................................     1.6%
Aerospace ............................................................     0.9%
Building and Construction ............................................     0.8%
Entertainment ........................................................     0.6%
Metals and Mining ....................................................     0.4%
Real Estate ..........................................................     0.3%
Business Services ....................................................     0.2%
Energy and Utilities: Services .......................................     0.2%
Transportation .......................................................     0.2%
Communications Equipment .............................................     0.1%
Energy and Utilities: Alternative Energy .............................     0.1%
Publishing ...........................................................     0.0%
                                                                         -----
                                                                         100.0%
                                                                         =====

      THE GABELLI GLOBAL UTILITY & INCOME TRUST (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2007. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

      The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC's website at www.sec.gov.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007

                                                                      MARKET
  SHARES                                              COST            VALUE
----------                                       -------------    -------------
             COMMON STOCKS -- 90.2%
             ENERGY AND UTILITIES -- 66.9%
             ENERGY AND UTILITIES: ALTERNATIVE ENERGY -- 0.1%
             U.S. COMPANIES
     1,000   Ormat Technologies Inc. .........   $      15,000    $      55,010
                                                 -------------    -------------
             ENERGY AND UTILITIES:
             ELECTRIC TRANSMISSION AND DISTRIBUTION -- 6.2%
             NON U.S. COMPANIES
     8,775   National Grid plc, ADR ..........         401,681          732,274
     1,000   Red Electrica de Espana .........          57,298           63,219
             U.S. COMPANIES
     4,900   CH Energy Group Inc. ............         219,678          218,246
     1,000   Consolidated Edison Inc. ........          44,903           48,850
    20,000   Energy East Corp. ...............         481,338          544,200
     5,000   Northeast Utilities .............          90,818          156,550
    50,000   NSTAR ...........................       1,187,449        1,811,000
    40,000   Pepco Holdings Inc. .............         757,783        1,173,200
     1,666   UIL Holdings Corp. ..............          53,364           61,559
                                                 -------------    -------------
                                                     3,294,312        4,809,098
                                                 -------------    -------------
             ENERGY AND UTILITIES: INTEGRATED -- 43.3%
             NON U.S. COMPANIES
   150,000   AEM SpA .........................         276,010          688,078
       500   Areva SA ........................         204,193          573,856
     8,000   Chubu Electric Power Co. Inc. ...         167,490          208,745
   152,000   Datang International Power
                Generation Co. Ltd., Cl. H ...          59,610          135,676
     1,000   E.ON AG .........................         196,712          212,860
     9,000   E.ON AG, ADR ....................         209,576          633,150
     8,400   Electric Power
                Development Co. Ltd. .........         194,633          313,548
    45,000   Enel SpA ........................         354,639          535,221
     9,760   Energias de Portugal SA,
                ADR ..........................         262,599          635,376
    29,000   Enersis SA, ADR .................         172,658          464,870
   142,000   Hera SpA ........................         303,068          639,962
    10,000   Hokkaido Electric
                Power Co. Inc. ...............         171,210          216,623
    10,000   Hokuriku Electric Power Co. .....         165,392          208,566
     4,000   Huaneng Power
                International Inc., ADR ......         141,036          165,200
    80,000   Iberdrola SA ....................         407,115        1,216,428
    12,000   Iberdrola SA, ADR ...............         598,500          724,920
     2,000   International Power plc .........          20,116           18,055
     5,000   Korea Electric
                Power Corp., ADR+ ............          72,677          104,250
    10,000   Kyushu Electric
                Power Co. Inc. ...............         178,959          246,162
     4,500   Oesterreichische
                Elektrizitaetswirtschafts
                AG, Cl. A ....................         209,779          315,014
    10,000   Shikoku Electric
                Power Co. Inc. ...............         171,759          268,093
    10,000   The Chugoku Electric
                Power Co. Inc. ...............         170,328          194,692
    16,000   The Kansai Electric
                Power Co. Inc. ...............         284,746          373,092
    10,000   The Tokyo Electric
                Power Co. Inc. ...............         220,693          258,694
    10,000   Tohoku Electric
                Power Co. Inc. ...............         164,025          225,574

                                                                      MARKET
  SHARES                                              COST            VALUE
----------                                       -------------    -------------
             U.S. COMPANIES
     1,000   Allegheny Energy Inc. ...........   $      25,689    $      63,610
     7,000   ALLETE Inc. .....................         233,585          277,060
    19,000   Ameren Corp. ....................         837,474        1,029,990
    30,000   American Electric
                Power Co. Inc. ...............         947,988        1,396,800
   276,100   Aquila Inc.+ ....................       1,126,867        1,029,853
     1,000   Avista Corp. ....................          20,848           21,540
     6,000   Black Hills Corp. ...............         181,668          264,600
       500   Cleco Corp. .....................           9,790           13,900
       500   CMS Energy Corp. ................           5,055            8,690
    60,000   DPL Inc. ........................       1,627,242        1,779,000
    40,000   Duke Energy Corp. ...............         563,153          806,800
     1,000   El Paso Electric Co.+ ...........          17,760           25,570
     6,000   Florida Public Utilities Co. ....          70,646           70,500
    12,100   FPL Group Inc. ..................         537,780          820,138
    35,000   Great Plains Energy Inc. ........       1,042,668        1,026,200
    26,000   Hawaiian Electric
                Industries Inc. ..............         638,670          592,020
    29,500   Integrys Energy Group Inc. ......       1,408,474        1,524,855
     5,000   Maine & Maritimes Corp.+ ........         143,219          166,250
    15,000   MGE Energy Inc. .................         487,338          532,050
    44,000   NiSource Inc. ...................         897,213          831,160
    14,000   NorthWestern Corp. ..............         432,834          413,000
    19,500   OGE Energy Corp. ................         481,891          707,655
     6,000   Otter Tail Corp. ................         180,524          207,600
     1,000   PG&E Corp. ......................          33,930           43,090
    15,000   Pinnacle West Capital Corp. .....         615,958          636,150
     4,200   PPL Corp. .......................         117,280          218,778
    33,000   Progress Energy Inc. ............       1,410,351        1,598,190
    16,000   Public Service Enterprise
                Group Inc. ...................       1,065,920        1,571,840
    20,000   Puget Energy Inc. ...............         554,888          548,600
    18,000   SCANA Corp. .....................         646,320          758,700
     1,000   TECO Energy Inc. ................          15,970           17,210
     1,000   The Empire District
                Electric Co. .................          23,376           22,780
    45,000   The Southern Co. ................       1,322,848        1,743,750
    17,000   Unisource Energy Corp. ..........         418,727          536,350
    17,000   Vectren Corp. ...................         408,701          493,170
    41,000   Westar Energy Inc. ..............         860,569        1,063,540
     5,000   Wisconsin Energy Corp. ..........         171,276          243,550
    45,000   Xcel Energy Inc. ................         761,339        1,015,650
                                                 -------------    -------------
                                                    25,723,352       33,696,894
                                                 -------------    -------------
             ENERGY AND UTILITIES: NATURAL GAS INTEGRATED -- 3.4%
             NON U.S. COMPANIES
    80,000   Snam Rete Gas SpA ...............         347,871          511,134
             U.S. COMPANIES
    25,000   El Paso Corp. ...................         220,000          431,000
     1,000   Energen Corp. ...................          30,935           64,230
    16,000   National Fuel Gas Co. ...........         410,803          746,880
     2,000   ONEOK Inc. ......................          51,437           89,540
    10,500   Southern Union Co. ..............         229,082          308,280
    20,000   Spectra Energy Corp. ............         407,801          516,400
                                                 -------------    -------------
                                                     1,697,929        2,667,464
                                                 -------------    -------------
             ENERGY AND UTILITIES: NATURAL GAS UTILITIES -- 2.8%
             NON U.S. COMPANIES
     1,000   Enagas ..........................          28,972           29,226
             U.S. COMPANIES
    23,000   Atmos Energy Corp. ..............         566,183          644,920
     2,000   Chesapeake Utilities Corp. ......          53,224           63,700

                See accompanying notes to financial statements.

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2007

                                                                      MARKET
  SHARES                                              COST            VALUE
----------                                       -------------    -------------
             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES (CONTINUED)
             ENERGY AND UTILITIES: NATURAL GAS UTILITIES (CONTINUED)
             U.S. COMPANIES (CONTINUED)
    20,000   Nicor Inc. ......................   $     667,385    $     847,000
     5,000   Piedmont Natural Gas Co. Inc. ...         116,790          130,800
     6,000   Southwest Gas Corp. .............         140,160          178,620
    10,000   The Laclede Group Inc. ..........         300,238          342,400
                                                 -------------    -------------
                                                     1,872,952        2,236,666
                                                 -------------    -------------
             ENERGY AND UTILITIES: OIL -- 2.1%
             NON U.S. COMPANIES
       500   Niko Resources Ltd. .............          28,728           45,215
    10,000   Royal Dutch Shell plc,
                Cl. A, ADR ...................         511,651          842,000
             U.S. COMPANIES
     3,000   Chevron Corp. ...................         182,580          279,990
     2,000   ConocoPhillips ..................          74,050          176,600
     2,000   Devon Energy Corp. ..............          67,255          177,820
     1,000   Exxon Mobil Corp. ...............          45,500           93,690
                                                 -------------    -------------
                                                       909,764        1,615,315
                                                 -------------    -------------
             ENERGY AND UTILITIES: SERVICES -- 0.2%
             NON U.S. COMPANIES
     5,000   ABB Ltd., ADR ...................          54,615          144,000
                                                 -------------    -------------
             ENERGY AND UTILITIES: WATER -- 5.4%
             NON U.S. COMPANIES
     1,000   Consolidated Water Co. Ltd. .....          20,230           25,190
    50,000   Severn Trent plc ................         884,651        1,518,831
     2,000   Suez SA .........................          62,915          135,094
    12,000   Suez SA, ADR ....................         362,710          822,000
     7,200   Suez SA, Strips+ ................               0              105
    48,000   United Utilities plc ............         482,680          722,350
             U.S. COMPANIES
     8,666   Aqua America Inc. ...............         129,735          183,719
     3,000   California Water
                Service Group ................          84,840          111,060
     4,000   Middlesex Water Co. .............          75,033           75,800
    17,000   SJW Corp. .......................         277,304          589,390
                                                 -------------    -------------
                                                     2,380,098        4,183,539
                                                 -------------    -------------
             DIVERSIFIED INDUSTRIAL -- 1.6%
             NON U.S. COMPANIES
    13,000   Bouygues SA .....................         434,634        1,083,381
             U.S. COMPANIES
     2,400   Woodward Governor Co. ...........          68,502          163,080
                                                 -------------    -------------
                                                       503,136        1,246,461
                                                 -------------    -------------
             ENVIRONMENTAL SERVICES -- 1.8%
             NON U.S. COMPANIES
    75,000   Biffa plc .......................         235,160          492,674
    10,000   Veolia Environnement ............         322,146          913,052
                                                 -------------    -------------
                                                       557,306        1,405,726
                                                 -------------    -------------
             TOTAL ENERGY AND
                UTILITIES ....................      37,008,464       52,060,173
                                                 -------------    -------------
             COMMUNICATIONS -- 20.3%
             CABLE AND SATELLITE -- 6.2%
             NON U.S. COMPANIES
    10,000   Cogeco Inc. .....................         195,068          400,223

  SHARES/                                                             MARKET
   UNITS                                              COST            VALUE
----------                                       -------------    -------------
     4,929   PT Multimedia Servicos de
                Telecomunicacoes e
                Multimedia SGPS SA ...........   $      48,452    $      68,822
     2,500   Rogers Communications Inc.,
                Cl. B ........................          25,532          113,125
             U.S. COMPANIES
    38,000   Cablevision Systems Corp.,
                Cl. A+ .......................         870,675          931,000
    18,000   EchoStar Communications
                Corp., Cl. A+ ................         574,202          678,960
     4,580   Liberty Global Inc., Cl. A+ .....          86,291          179,490
     4,000   Liberty Global Inc., Cl. C+ .....          72,761          146,360
   100,000   The DIRECTV Group Inc.+ .........       2,279,903        2,312,000
                                                 -------------    -------------
                                                     4,152,884        4,829,980
                                                 -------------    -------------
             TELECOMMUNICATIONS -- 11.9%
             NON U.S. COMPANIES
    28,000   BCE Inc. ........................         649,975        1,112,720
     2,102   Bell Aliant Regional
                Communications
                Income Fund (a) ..............          51,669           61,862
    26,000   BT Group plc, ADR ...............         890,462        1,401,920
    30,000   Deutsche Telekom AG, ADR ........         527,119          650,100
     6,000   France Telecom SA, ADR ..........         149,213          213,780
     3,000   Manitoba Telecom
                Services Inc. ................         100,193          139,734
    35,000   Portugal Telecom SGPS SA ........         427,457          456,965
    15,000   Royal KPN NV, ADR ...............         114,993          272,250
     1,500   Swisscom AG .....................         478,884          585,611
    24,062   Telecom Italia SpA ..............          78,318           74,757
    16,000   Telefonica SA, ADR ..............         658,948        1,561,440
    14,000   Telefonos de Mexico SAB de
                CV, Cl. L, ADR ...............         215,151          515,760
             U.S. COMPANIES
    20,000   AT&T Inc. .......................         464,952          831,200
     1,000   Embarq Corp. ....................          32,460           49,530
    20,000   Sprint Nextel Corp. .............         328,202          262,600
    24,000   Verizon Communications Inc. .....         875,363        1,048,560
                                                 -------------    -------------
                                                     6,043,359        9,238,789
                                                 -------------    -------------
             WIRELESS COMMUNICATIONS -- 2.2%
             NON U.S. COMPANIES
       500   America Movil SAB de CV,
                Cl. L, ADR ...................          31,301           30,695
     2,500   Millicom International
                Cellular SA+ .................         214,413          294,850
     1,600   Mobile TeleSystems OJSC,
                ADR ..........................          54,874          162,864
     7,000   Vimpel-Communications,
                ADR ..........................          42,795          291,200
     2,000   Vodafone Group plc, ADR .........          65,859           74,640
             U.S. COMPANIES
    30,000   SunCom Wireless
                Holdings Inc., Cl. A+ ........         782,111          800,400
     1,200   United States
                Cellular Corp.+ ..............          54,881          100,920
                                                 -------------    -------------
                                                     1,246,234        1,755,569
                                                 -------------    -------------
             TOTAL COMMUNICATIONS ............      11,442,477       15,824,338
                                                 -------------    -------------

                See accompanying notes to financial statements.

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2007

                                                                      MARKET
  SHARES                                              COST            VALUE
----------                                       -------------    -------------
             COMMON STOCKS (CONTINUED)
             OTHER -- 3.0%
             AEROSPACE -- 0.9%
             NON U.S. COMPANIES
    68,000   Rolls-Royce Group plc+ ..........   $     508,332    $     739,072
 2,747,200   Rolls-Royce Group plc, Cl. B ....           5,615            6,015
                                                 -------------    -------------
                                                       513,947          745,087
                                                 -------------    -------------
             BUILDING AND CONSTRUCTION -- 0.8%
             NON U.S. COMPANIES
     2,000   Acciona SA ......................         650,014          634,092
                                                 -------------    -------------
             BUSINESS SERVICES -- 0.2%
             NON U.S. COMPANIES
     3,700   Sistema JSFC, GDR ...............         103,097          154,475
                                                 -------------    -------------
             ENTERTAINMENT -- 0.6%
             NON U.S. COMPANIES
    10,000   Vivendi .........................         309,439          458,792
                                                 -------------    -------------
             METALS AND MINING -- 0.4%
             NON U.S. COMPANIES
     5,000   Compania de Minas
                Buenaventura SA, ADR .........         104,752          283,000
                                                 -------------    -------------
             PUBLISHING -- 0.0%
             U.S. COMPANIES
     1,200   Idearc Inc. .....................          36,473           21,072
                                                 -------------    -------------
             TRANSPORTATION -- 0.1%
             U.S. COMPANIES
     2,000   GATX Corp. ......................          56,076           73,360
                                                 -------------    -------------
             TOTAL OTHER .....................       1,773,798        2,369,878
                                                 -------------    -------------
             TOTAL COMMON STOCKS .............      50,224,739       70,254,389
                                                 -------------    -------------
             CONVERTIBLE PREFERRED STOCKS -- 0.1%
             COMMUNICATIONS -- 0.0%
             TELECOMMUNICATIONS -- 0.0%
             U.S. COMPANIES
       500   Cincinnati Bell Inc.,
                6.750% Cv. Pfd., Ser. B ......          20,555           20,850
                                                 -------------    -------------
             OTHER -- 0.1%
             TRANSPORTATION -- 0.1%
             U.S. COMPANIES
       200   GATX Corp., $2.50 Cv. Pfd. ......          26,010           36,200
                                                 -------------    -------------
             TOTAL CONVERTIBLE
                PREFERRED STOCKS .............          46,565           57,050
                                                 -------------    -------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                              COST            VALUE
----------                                       -------------    -------------
             CONVERTIBLE CORPORATE BONDS -- 0.6%
             COMMUNICATIONS -- 0.3%
             COMMUNICATIONS EQUIPMENT -- 0.1%
             U.S. COMPANIES
$  100,000   Agere Systems Inc., Sub. Deb.
                Cv., 6.500%, 12/15/09 ........   $     100,500    $     101,375
                                                 -------------    -------------
             TELECOMMUNICATIONS -- 0.2%
             NON U.S. COMPANIES
   112,000   Nortel Networks Corp., Cv.,
                4.250%, 09/01/08 .............         110,306          110,460
                                                 -------------    -------------
             TOTAL COMMUNICATIONS ............         210,806          211,835
                                                 -------------    -------------
             OTHER -- 0.3%
             REAL ESTATE -- 0.3%
             U.S. COMPANIES
   350,000   Palm Harbor Homes Inc., Cv.,
                3.250%, 05/15/24 .............         325,290          249,375
                                                 -------------    -------------
             TOTAL CONVERTIBLE
                CORPORATE BONDS ..............         536,096          461,210
                                                 -------------    -------------
             U.S. GOVERNMENT OBLIGATIONS -- 9.1%
 7,134,000   U.S. Treasury Bills,
                2.839% to 4.148%++,
                01/03/08 to 03/27/08. ........       7,095,109        7,092,808
                                                 -------------    -------------

TOTAL INVESTMENTS -- 100.0% ..................   $  57,902,509       77,865,457
                                                 =============

OTHER ASSETS AND LIABILITIES (NET) ...........                          (87,107)
                                                                  -------------

NET ASSETS -- COMMON SHARES
   (3,050,236 common shares outstanding) .....                    $  77,778,350
                                                                  =============
NET ASSET VALUE PER COMMON SHARE
   ($77,778,350 / 3,050,236 shares
   outstanding) ..............................                    $       25.50
                                                                  =============

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the market value of Rule 144A securities amounted to $61,862 or 0.08% of total investments.

  +   Non-income producing security.

 ++   Represents annualized yield at date of purchase.

ADR   American Depository Receipt
GDR   Global Depository Receipt

                                                           % OF
                                                          MARKET      MARKET
                                                           VALUE      VALUE
                                                          ------   ------------
GEOGRAPHIC DIVERSIFICATION
North America .........................................     65.9%  $ 51,323,122
Europe. ...............................................     28.7     22,303,904
Japan .................................................      3.2      2,513,790
Latin America. ........................................      1.7      1,319,515
Asia/Pacific. .........................................      0.5        405,126
                                                          ------   ------------
                                                           100.0%  $ 77,865,457
                                                          ======   ============

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2007

ASSETS:
   Investments, at value (cost $57,902,509) ....................   $ 77,865,457
   Foreign currency, at value (cost $1) ........................              2
   Receivable for investments sold .............................         42,825
   Dividends and interest receivable ...........................        182,275
   Deferred offering expense ...................................         51,406
   Unrealized appreciation on swap contracts ...................          4,264
   Prepaid expense .............................................          3,206
                                                                   ------------
   TOTAL ASSETS ................................................     78,149,435
                                                                   ------------
LIABILITIES:
   Payable to custodian ........................................         18,246
   Payable for investments purchased ...........................        136,550
   Payable for investment advisory fees ........................         66,920
   Payable for payroll expenses ................................         38,812
   Payable for accounting fees .................................         11,252
   Payable for legal and audit fees ............................         48,148
   Payable for shareholder communications expenses .............         41,852
   Other accrued expenses ......................................          9,305
                                                                   ------------
   TOTAL LIABILITIES ...........................................        371,085
                                                                   ------------
   NET ASSETS applicable to 3,050,236 shares
     outstanding ...............................................   $ 77,778,350
                                                                   ============

NET ASSETS CONSIST OF:
   Paid-in capital, at $0.001 par value ........................   $ 57,339,958
   Accumulated net investment income ...........................        471,028
   Accumulated distributions in excess of net realized
     gain on investments, swap contracts, and foreign
     currency transactions .....................................         (1,744)
   Net unrealized appreciation on investments ..................     19,962,948
   Net unrealized appreciation on swap contracts ...............          4,264
   Net unrealized appreciation on foreign
     currency translations .....................................          1,896
                                                                   ------------
   NET ASSETS ..................................................   $ 77,778,350
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
   ($77,778,350 / 3,050,236 shares outstanding;
   unlimited number of shares authorized) ......................   $      25.50
                                                                   ============

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $67,982) .................   $  2,363,111
   Interest ....................................................        230,920
                                                                   ------------
   TOTAL INVESTMENT INCOME .....................................      2,594,031
                                                                   ------------
EXPENSES:
   Investment advisory fees ....................................        769,445
   Payroll expenses ............................................        117,351
   Shareholder communications expenses .........................         82,283
   Trustees' fees ..............................................         57,570
   Legal and audit fees ........................................         56,728
   Accounting fees .............................................         45,000
   Custodian fees ..............................................         29,235
   Shareholder services fees ...................................         13,634
   Interest expense ............................................             49
   Miscellaneous expenses ......................................         23,956
                                                                   ------------
   TOTAL EXPENSES ..............................................      1,195,251
   Less: Custodian fee credits .................................         (4,158)
                                                                   ------------
   NET EXPENSES ................................................      1,191,093
                                                                   ------------
   NET INVESTMENT INCOME .......................................      1,402,938
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   SWAP CONTRACTS, AND FOREIGN CURRENCY:
   Net realized gain on investments ............................      3,460,693
   Net realized gain on swap contracts .........................         18,749
   Net realized loss on foreign currency transactions ..........         (1,472)
                                                                   ------------
   Net realized gain on investments, swap contracts, and
     foreign currency transactions .............................      3,477,970
                                                                   ------------
   Net change in unrealized appreciation/depreciation:
     on investments ............................................      2,751,938
     on swap contracts .........................................          4,264
     on foreign currency translations ..........................          1,368
                                                                   ------------
   Net change in unrealized appreciation/depreciation on
     investments, swap contracts, and foreign
     currency translations .....................................      2,757,570
                                                                   ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
     SWAP CONTRACTS, AND FOREIGN CURRENCY ......................      6,235,540
                                                                   ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........   $  7,638,478
                                                                   ============

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST

                       STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED          YEAR ENDED
                                              DECEMBER 31, 2007   DECEMBER 31, 2006
                                              -----------------   -----------------
OPERATIONS:

   Net investment income ..................     $  1,402,938        $  1,962,778
   Net realized gain on
     investments, swap contracts,
     and foreign currency
     transactions .........................        3,477,970           1,934,155
   Net change in unrealized
     appreciation/depreciation on
     investments, swap contracts,
     and foreign currency
     translations .........................        2,757,570          12,189,107
                                                ------------        ------------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ............        7,638,478          16,086,040
                                                ------------        ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ..................         (921,781)         (1,977,497)
   Net realized short-term gain on
     investments, swap contracts,
     and foreign currency
     transactions .........................         (859,557)            (22,545)
   Net realized long-term gain on
     investments, swap contracts,
     and foreign currency
     transactions .........................       (2,885,523)         (1,660,252)
                                                ------------        ------------
   TOTAL DISTRIBUTIONS TO COMMON
     SHAREHOLDERS .........................       (4,666,861)         (3,660,294)
                                                ------------        ------------
   NET INCREASE IN NET ASSETS .............        2,971,617          12,425,746

NET ASSETS:
   Beginning of period ....................       74,806,733          62,380,987
                                                ------------        ------------
   End of period (including
     undistributed net investment
     income of $471,028 and $0,
     respectively) ........................     $ 77,778,350        $ 74,806,733
                                                ============        ============

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Global Utility & Income Trust (the "Fund") is a non-diversified closed-end management investment company organized as a Delaware statutory trust on March 8, 2004 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment operations commenced on May 28, 2004.

      The Fund's investment objective is to seek a consistent level of after-tax total return over the long term with an emphasis currently on qualified dividends. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities (including preferred securities) of domestic and foreign companies involved to a substantial extent in providing products, services, or equipment for the generation or distribution of electricity, gas, or water and infrastructure operations, and in equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to periodically pay dividends.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

      Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      In September 2006, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the requirements of SFAS 157 against its current valuation policies to determine future applicability.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2007, there were no open repurchase agreements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      SWAP AGREEMENTS. The Fund may enter into equity swap transactions. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. An equity swap is a swap where a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts, or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize the risk. Depending on the general state of short-term interest rates and the returns of the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time an equity swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

      The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized below.

      Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon termination of swap agreements.

      The Fund has entered into equity swap agreements with Bear, Stearns International Limited. Details of the equity swaps at December 31, 2007 are as follows:

        NOTIONAL              EQUITY SECURITY               INTEREST RATE/            TERMINATION   NET UNREALIZED
         AMOUNT                  RECEIVED                EQUITY SECURITY PAID            DATE        APPRECIATION
------------------------   ---------------------   --------------------------------   -----------   --------------
                               Market Value        Overnight LIBOR plus 40 bps plus
                             Appreciation on:        Market Value Depreciation on:
$389,145 (36,000 Shares)   Rolls-Royce Group plc         Rolls-Royce Group plc         04/15/08         $4,264

      FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation
(depreciation) on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2007, there were no open futures contracts.

      SECURITIES SOLD SHORT. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. At December 31, 2007, there were no open securities sold short.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation (depreciation) on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2007, there were no open forward foreign exchange contracts.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation (depreciation) on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain (loss) on investments.

      FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

      FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

      CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee of 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

      DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended December 31, 2007, reclassifications were made to decrease accumulated net investment income by $10,129 and decrease accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $10,124, with an offsetting adjustment to paid-in capital.

      The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

                                              YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2007   DECEMBER 31, 2006
                                           -----------------   -----------------
                                                COMMON              COMMON
                                              -----------         -----------
DISTRIBUTIONS PAID FROM:
Ordinary income (inclusive of short-term
  capital gains) .......................      $ 1,782,462         $ 2,000,042
Net long-term capital gains ............        2,884,399           1,660,252
                                              -----------         -----------
Total distributions paid ...............      $ 4,666,861         $ 3,660,294
                                              ===========         ===========

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

      At December 31, 2007, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on passive foreign investment companies.

      As of December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

       Net unrealized appreciation on investments ..............   $ 19,944,717
       Net unrealized appreciation on foreign currency and
         swap contracts ........................................          6,160
       Undistributed ordinary income (inclusive of short-term
         capital gains) ........................................        500,535
       Post-October capital loss deferral ......................        (10,785)
       Other temporary differences* ............................         (2,235)
                                                                   ------------
         Total .................................................   $ 20,438,392
                                                                   ============

----------
* Other temporary differences are primarily due to adjustments to accurals on swap contracts.

      The following summarizes the tax cost of investments, and the related unrealized appreciation (depreciation) at December 31, 2007:

                                            GROSS          GROSS
                                          UNREALIZED     UNREALIZED    NET UNREALIZED
                              COST       APPRECIATION   DEPRECIATION   APPRECIATION
                           -----------   ------------   ------------   --------------
Investments ............   $57,920,740   $ 20,378,385   $   (433,668)  $   19,944,717
Swap contracts .........            --          4,264             --            4,264
                           -----------   ------------   ------------   --------------
                           $57,920,740   $ 20,382,649   $   (433,668)  $   19,948,981
                           ===========   ============   ============   ==============

      FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" (the "Interpretation") established a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in a particular jurisdiction) and required certain expanded tax disclosures. The Fund has adopted the Interpretation for all open tax years and it had no impact on the amounts reported in the financial statements.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs.

      During the fiscal year ended December 31, 2007, the Fund paid brokerage commissions on security trades of $26,415 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

      The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended December 31, 2007, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

      As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund's Chief Compliance Officer. For the fiscal year ended December 31, 2007 the Fund paid or accrued $117,351, which is included in payroll expenses in the Statement of Operations.

      The Fund pays each Trustee who is not considered to be an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the fiscal year ended December 31, 2007, other than short-term and U.S. Government securities, aggregated $25,389,136 and $12,129,388, respectively.

5. CAPITAL. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the fiscal years ended December 31, 2007 and December 31, 2006, the Fund did not have any transactions in shares of beneficial interest.

      At the Fund's November 14, 2007 Board meeting, the Board approved the filing of a shelf registration with the SEC which will give the Fund the ability to offer fixed rate preferred shares.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. INDUSTRY CONCENTRATION. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. OTHER MATTERS. The Adviser and/or affiliates received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund share trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, responded to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. In February 2007, the Adviser made an offer of settlement to the staff of the SEC for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to agreement regarding the specific language of the SEC's administrative order and other settlement documents. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of nine closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund. The staff's notice to the Adviser did not relate to the Fund.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                           YEAR ENDED         YEAR ENDED        YEAR ENDED          PERIOD ENDED
                                                       DECEMBER 31, 2007  DECEMBER 31, 2006  DECEMBER 31, 2005  DECEMBER 31, 2004(b)
                                                       -----------------  -----------------  -----------------  --------------------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .............     $  24.52           $  20.45           $ 21.03             $  19.06(c)
                                                          --------           --------           -------             --------
   Net investment income ............................         0.45               0.64              0.64                 0.28
   Net realized and unrealized gain on investments,
     swap contracts, and foreign currency
     transactions ...................................         2.06               4.63              0.23                 2.29
                                                          --------           --------           -------             --------
   Total from investment operations .................         2.51               5.27              0.87                 2.57
                                                          --------           --------           -------             --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ............................        (0.30)             (0.65)            (0.63)               (0.28)
   Net realized gain on investments .................        (1.23)             (0.55)            (0.82)               (0.06)
   Return of capital ................................           --                 --                --                (0.26)
                                                          --------           --------           -------             --------
   Total distributions to common shareholders .......        (1.53)             (1.20)            (1.45)               (0.60)
                                                          --------           --------           -------             --------
   NET ASSET VALUE, END OF PERIOD ...................     $  25.50           $  24.52           $ 20.45             $  21.03
                                                          ========           ========           =======             ========
   NAV total return + ...............................        10.46%             26.66%              4.2%                13.9%*
                                                          ========           ========           =======             ========
   Market value, end of period ......................     $  23.05           $  22.17           $ 17.76             $  19.63
                                                          ========           ========           =======             ========
   Total investment return ++ .......................        11.29%             32.83%             (2.3)%                1.3%**
                                                          ========           ========           =======             ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .............     $ 77,727           $ 74,807           $62,381             $ 64,160
   Ratio of net investment income to average net
     assets .........................................         1.82%              2.92%             2.99%                2.23%(d)
   Ratio of operating expenses to average net
     assets .........................................         1.55%(a)           1.66%(a)          1.56%(a)             1.49%(d)
   Portfolio turnover rate ..........................         16.7%              21.8%             21.0%                16.9%

----------
+ Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for periods of less than one year is not annualized.

++    Based  on  market   value  per  share,   adjusted  for   reinvestment   of
      distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for periods of less than one year is not annualized.

* Based on net asset value per share at commencement of operations of $19.06 per share.

** Based on market value per share at initial public offering of $20.00 per share.

(a) For the fiscal years ended December 31, 2007, 2006, and 2005, the effect of the custodian fee credits was minimal.

(b) The Gabelli Global Utility & Income Trust commenced investment operations on May 28, 2004.

(c) The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.

(d)   Annualized.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Global Utility & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Utility & Income Trust (hereafter referred to as the "Trust") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 29, 2008

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Utility & Income Trust at One Corporate Center, Rye, NY 10580-1422.

                                            NUMBER OF
                              TERM OF     FUNDS IN FUND
    NAME, POSITION(S)       OFFICE AND       COMPLEX
       ADDRESS(1)            LENGTH OF     OVERSEEN BY            PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIPS
         AND AGE          TIME SERVED(2)     TRUSTEE              DURING PAST FIVE YEARS                   HELD BY TRUSTEE(4)
------------------------  --------------  -------------  -----------------------------------------  --------------------------------
INTERESTED TRUSTEE(3):

SALVATORE M. SALIBELLO     Since 2004**          3       Certified Public Accountant and Managing                  --
Trustee                                                  Partner of the public accounting firm of
Age: 62                                                  Salibello & Broder LLP since 1978

INDEPENDENT TRUSTEES(5):

ANTHONY J. COLAVITA         Since 2004*         35       Partner in the law firm of                                --
Trustee                                                  Anthony J. Colavita, P.C.
Age: 72

JAMES P. CONN              Since 2004**         16       Former Managing Director and Chief                        --
Trustee                                                  Investment Officer of Financial
Age: 69                                                  Security Assurance Holdings Ltd.
                                                         (insurance holding company) (1992-1998)

MARIO D'URSO               Since 2004***         4       Chairman of Mittel Capital Markets S.p.A.                 --
Trustee                                                  since 2001; Senator in the Italian
Age: 67                                                  Parliament (1996-2001)

VINCENT D. ENRIGHT         Since 2004***        15       Former Senior Vice President and Chief                    --
Trustee                                                  Financial Officer of KeySpan Corporation
Age: 64                                                  (public utility) (1994-1998)

MICHAEL J. MELARKEY        Since 2004***         4       Partner in the law firm of Avansino,       Director of Southwest Gas
Trustee                                                  Melarkey, Knobel & Mulligan                Corporation (natural gas
Age: 58                                                                                             utility)

SALVATORE J. ZIZZA          Since 2004*         26       Chairman of Zizza & Co., Ltd.              Director of Hollis-Eden
Trustee                                                  (consulting)                               Pharmaceuticals (biotechnology);
Age: 62                                                                                             Director of Earl Scheib, Inc.
                                                                                                    (automotive services)

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                              TERM OF
    NAME, POSITION(S)       OFFICE AND
       ADDRESS(1)            LENGTH OF                            PRINCIPAL OCCUPATION(S)
         AND AGE          TIME SERVED(2)                           DURING PAST FIVE YEARS
------------------------  --------------  -----------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT             Since 2004    Executive Vice President and Chief Operating Officer of Gabelli Funds,
President                                 LLC since 1988 and an officer of most of the registered investment
Age: 56                                   companies in the Gabelli/GAMCO Funds complex. Director and President of
                                          Gabelli Advisers, Inc. since 1998

DAVID I. SCHACHTER          Since 2004    Vice President of The Gabelli Utility Trust since 1999, The Gabelli
Vice President                            Global Deal Fund since 2006, and The Gabelli Healthcare & Wellness(Rx)
Age: 54                                   Trust since 2007; Vice President of Gabelli Funds, LLC since 1996

JAMES E. MCKEE              Since 2004    Vice President, General Counsel, and Secretary of GAMCO Investors, Inc.
Secretary                                 (since 1999) and GAMCO Asset Management Inc. (since 1993); Secretary of
Age: 44                                   all of the registered investment companies in the Gabelli/GAMCO Funds complex

AGNES MULLADY               Since 2006    Vice President of Gabelli Funds, LLC since 2007; Officer of all of the
Treasurer                                 registered investment companies in the Gabelli/GAMCO Funds complex;
Age: 49                                   Senior Vice President of U.S. Trust Company, N.A. and Treasurer and
                                          Chief Financial Officer of Excelsior Funds from 2004 through 2005;
                                          Chief Financial Officer of AMIC Distribution Partners from 2002 through
                                          2004; Controller of Reserve Management Corporation and Reserve
                                          Partners, Inc. and Treasurer of Reserve Funds from 2000 through 2002

PETER D. GOLDSTEIN          Since 2004    Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004;
Chief Compliance Officer                  Chief Compliance Officer of all of the registered investment companies
Age: 54                                   in the Gabelli/GAMCO Funds complex; Vice President of Goldman Sachs
                                          Asset Management from 2000 through 2004

----------
(1)   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

      * - Term expires at the Fund's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

      ** - Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

      *** - Term expires at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

      Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) "Interested person" of the Fund as defined in the 1940 Act. Mr. Salibello may be considered an "interested person" of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the investment adviser.

(4) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(5)   Trustees  who are not  interested  persons  are  considered  "Independent"
      Trustees.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2007

CASH DIVIDENDS AND DISTRIBUTIONS

                                      TOTAL AMOUNT     ORDINARY    LONG-TERM     DIVIDEND
                 PAYABLE    RECORD         PAID       INVESTMENT    CAPITAL    REINVESTMENT
                  DATE       DATE     PER SHARE (a)   INCOME (a)   GAINS (a)       PRICE
                --------   --------   -------------   ----------   ---------   ------------
COMMON SHARES
                01/25/07   01/17/07     $ 0.10000      $ 0.08330   $ 0.01670     $ 22.4315
                02/22/07   02/13/07       0.10000        0.03500     0.06500       22.8736
                03/26/07   03/16/07       0.10000        0.03500     0.06500       22.4216
                04/04/07   04/16/07       0.10000        0.03500     0.06500       23.0539
                05/24/07   05/16/07       0.10000        0.03500     0.06500       22.6226
                06/25/07   06/15/07       0.10000        0.03500     0.06500       21.6341
                07/25/07   07/17/07       0.10000        0.03500     0.06500       21.4691
                08/27/07   08/17/07       0.10000        0.03500     0.06500       21.0374
                09/24/07   09/14/07       0.10000        0.03500     0.06500       21.8472
                10/25/07   10/17/07       0.10000        0.03500     0.06500       22.8342
                11/26/07   11/15/07       0.10000        0.03500     0.06500       22.4695
                12/17/07   12/12/07       0.43000        0.15070     0.27930       22.8385
                                        ---------      ---------   ---------
                                        $ 1.53000      $ 0.58400   $ 0.94600

      A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2007 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long-term gain distributions for the fiscal year ended December 31, 2007 were $2,884,399, or the maximum allowable.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME, AND U.S. TREASURY SECURITIES INCOME

      The Fund paid to common shareholders an ordinary income dividend of $0.58400 per share in 2007. For the fiscal year ended December 31, 2007, 78.02% of the ordinary dividend qualified for the dividends received deduction available to corporations, and 99.17% of the ordinary income distribution was qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2007 derived from U.S. Treasury Securities was 2.21%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government Securities. The Fund did not meet this strict requirement in 2007. The percentage of net assets of U.S. Government Securities held as of December 31, 2007 was 9.13%.

                         HISTORICAL DISTRIBUTION SUMMARY

COMMON SHARES

                                         SHORT-TERM   LONG-TERM                                       ADJUSTMENT
                            INVESTMENT     CAPITAL     CAPITAL     RETURN OF          TOTAL               TO
                            INCOME (b)    GAINS (b)     GAINS     CAPITAL (c)   DISTRIBUTIONS (a)   COST BASIS (d)
                            ----------   ----------   ---------   -----------   -----------------   --------------
2007 ....................    $ 0.30220    $ 0.28180   $ 0.94600           --        $ 1.53000                 --
2006 ....................      0.56420      0.09180     0.54400           --          1.20000                 --
2005 ....................      0.63370      0.15660     0.65970           --          1.45000                 --
2004 ....................      0.26099      0.07758          --    $ 0.26143          0.60000          $ 0.26143

----------
(a)   Total amounts may differ due to rounding.

(b)   Taxable as ordinary income for Federal tax purposes.

(c)   Non-taxable.

(d)   Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

      It is the Policy of The Gabelli Global Utility & Income Trust (the "Fund") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

                    The Gabelli Global Utility & Income Trust
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

      If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common shares. The valuation date is the dividend or distribution payment date or, if that date is not an American Stock Exchange ("Amex") trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the Amex or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

      SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

      The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

         --------------------------------------------------------------
         The Annual Meeting of The Gabelli Global Utility & Income Trust's shareholders will be held on Monday, May 19, 2008 at the Greenwich Library in Greenwich, Connecticut.
         --------------------------------------------------------------

                                [GRAPHIC OMITTED]

                              TRUSTEES AND OFFICERS
                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES                                            OFFICERS
Anthony J. Colavita                                 Bruce N. Alpert
   ATTORNEY-AT-LAW,                                    PRESIDENT
   ANTHONY J. COLAVITA, P.C.
                                                    Peter D. Goldstein
James P. Conn                                          CHIEF COMPLIANCE OFFICER
   FORMER MANAGING DIRECTOR &
   CHIEF INVESTMENT OFFICER,                        James E. McKee
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.          SECRETARY

Mario d'Urso                                        Agnes Mullady
   CHAIRMAN, MITTEL CAPITAL MARKETS SPA                TREASURER

Vincent D. Enright                                  David I. Schachter
   FORMER SENIOR VICE PRESIDENT &                      VICE PRESIDENT
   CHIEF FINANCIAL OFFICER,
   KEYSPAN CORP.                                    INVESTMENT ADVISER
                                                    Gabelli Funds, LLC
Michael J. Melarkey                                 One Corporate Center
   ATTORNEY-AT-LAW,                                 Rye, New York 10580-1422
   AVANSINO, MELARKEY, KNOBEL & MULLIGAN
                                                    CUSTODIAN
Salvatore M. Salibello
   CERTIFIED PUBLIC ACCOUNTANT,                     State Street Bank and Trust Company
   SALIBELLO & BRODER LLP
                                                    COUNSEL
Salvatore J. Zizza                                  Skadden, Arps, Slate, Meagher & Flom, LLP
   CHAIRMAN, ZIZZA & CO., LTD.
                                                    TRANSFER AGENT AND REGISTRAR
                                                    Computershare Trust Company, N.A.

                                                    STOCK EXCHANGE LISTING
                                                                                      Common
                                                                                    ---------
                                                    Amex-Symbol:                       GLU
                                                    Shares Outstanding:             3,050,236

                                                    The Net Asset Value per share appears in
                                                    the Publicly Traded Funds column, under
                                                    the heading "Specialized Equity Funds,"
                                                    in Monday's The Wall Street Journal. It
                                                    is also listed in Barron's Mutual
                                                    Funds/Closed End Funds section under the
                                                    heading "Specialized Equity Funds."

                                                    The Net Asset Value per share may be
                                                    obtained each day by calling (914)
                                                    921-5070 or visiting www.gabelli.com.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its shares in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                    E-MAIL: CLOSEDEND@GABELLI.COM                    GLU Q4/2007

--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $42,500 for 2006 and $44,650 for 2007.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2007.

     TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,100 for 2006 and $4,350 for 2007. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and
          (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.


  (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) Not applicable

                           (c) 100%

                           (d) Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2007.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright, and Salvatore J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

         The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

         Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.       CONFLICTS OF INTEREST.

                  The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

         B.       OPERATION OF PROXY VOTING COMMITTEE

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o  Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

o  Banks and brokerage firms issuing proxies directly:

   The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o  A  limited   Power  of   Attorney   appointing   the   attendee   an  Adviser
   representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o  A sample ERISA and Individual contract.

o  A sample of the annual authorization to vote proxies form.

o  A copy of our most recent Schedule 13D filing (if applicable).






                                   APPENDIX A
                                PROXY GUIDELINES




PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.



BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o        Historical responsiveness to shareholders
            This may include such areas as:
            -Paying greenmail
            -Failure to adopt shareholder  resolutions  receiving  a majority of shareholder votes
o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance



SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.



BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.



CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o        Future use of additional shares
            -Stock split
            -Stock option or other executive  compensation  plan
            -Finance growth of company/strengthen balance sheet
            -Aid in restructuring
            -Improve credit rating
            -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.



CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.



CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.



DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.



EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.



FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.



GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.



ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.



LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.



CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.



MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.



MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.



NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.



OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors



POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.



REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.



STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans



SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.



LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER
-----------------

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Global Utility & Income Trust, (the Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS
----------------------------

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                                                                                                    Total Assets
                                                                                 No. of Accounts     in Accounts
   Name of Portfolio                                Total                         where Advisory   where Advisory
      Manager or               Type of          No. of Accounts       Total      Fee is Based on    Fee is Based
      Team Member              Accounts             Managed           Assets       Performance     on Performance
------------------------- ------------------- ------------------- -------------- ----------------- ----------------
     1.  Mario J. Gabelli      Registered             23              $15.8B             7               $5.6B
                               Investment
                               Companies:
------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                               Other Pooled           12              $269.6M            11             $188.6M
                               Investment
                               Vehicles:
------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                               Other Accounts:       1991             $10.6B             6               $1.6B
------------------------- ------------------- ------------------- -------------- ----------------- ----------------


POTENTIAL CONFLICTS OF INTEREST
-------------------------------

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI
-------------------------------------------

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND
-------------------------------

Mario Gabelli owned over $1,000,000 of shares of the Fund as of December 31, 2007.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

============= ========================= ============================= ========================== ===============================
                                                                         (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                          SHARES (OR UNITS)       APPROXIMATE DOLLAR VALUE) OF
                (A) TOTAL NUMBER OF                                     PURCHASED AS PART OF       SHARES (OR UNITS) THAT MAY
                 SHARES (OR UNITS)       (B) AVERAGE PRICE PAID PER   PUBLICLY ANNOUNCED PLANS     YET BE PURCHASED UNDER THE
   PERIOD            PURCHASED                SHARE (OR UNIT)                OR PROGRAMS               PLANS OR PROGRAMS
============= ========================= ============================= ========================== ===============================
Month #1      Common - N/A              Common - N/A                  Common - N/A               Common - 3,050,236
07/01/07
through       Preferred - N/A           Preferred - N/A               Preferred - N/A            Preferred - N/A
07/31/07
============= ========================= ============================= ========================== ===============================

Month #2      Common - N/A              Common - N/A                  Common - N/A               Common - 3,050,236
08/01/07
through       Preferred - N/A           Preferred - N/A               Preferred - N/A            Preferred - N/A
08/31/07
============= ========================= ============================= ========================== ===============================
Month #3      Common - N/A              Common - N/A                  Common - N/A               Common - 3,050,236
09/01/07
through       Preferred - N/A           Preferred - N/A               Preferred - N/A            Preferred - N/A
09/30/07
============= ========================= ============================= ========================== ===============================
Month #4      Common - N/A              Common - N/A                  Common - N/A               Common - 3,050,236
10/01/07
through       Preferred - N/A           Preferred - N/A               Preferred - N/A            Preferred - N/A
10/31/07
============= ========================= ============================= ========================== ===============================
Month #5      Common - N/A              Common - N/A                  Common - N/A               Common - 3,050,236
11/01/07
through       Preferred - N/A           Preferred - N/A               Preferred - N/A            Preferred - N/A
11/30/07
============= ========================= ============================= ========================== ===============================
Month #6      Common - N/A              Common - N/A                  Common - N/A               Common - 3,050,236
12/01/07
through       Preferred - N/A           Preferred - N/A               Preferred - N/A            Preferred - N/A
12/31/07
============= ========================= ============================= ========================== ===============================
Total         Common - N/A              Common - N/A                  Common - N/A               N/A

              Preferred - N/A           Preferred - N/A               Preferred - N/A
============= ========================= ============================= ========================== ===============================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.
     Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.
c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.
d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.
e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the  1940 Act  and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

     (b)  Certifications  pursuant  to Rule  30a-2(b)  under  the  1940  Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               The Gabelli Global Utility & Income Trust
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
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                           Bruce N. Alpert, Principal Executive Officer


Date     03/07/08
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Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
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                           Bruce N. Alpert, Principal Executive Officer


Date     03/07/08
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By (Signature and Title)*  /s/ Agnes Mullady
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                           Agnes Mullady, Principal Financial Officer and
                           Treasurer


Date     03/07/08
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* Print the name and title of each signing officer under his or her signature.